UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2021

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11689	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Metro Drive, Suite 700 San Jose, California	95110-1346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 408-535-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FICO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on March 3, 2021, the stockholders of Fair Isaac Corporation (the “Company”) approved the Company’s 2021 Long-Term Incentive Plan (the “2021 LTIP”). Approval of the 2021 LTIP was included as Proposal 2 in the Company’s definitive proxy statement for its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on January 27, 2021 (the “Proxy Statement”).

The 2021 LTIP provides for the issuance of up to 5,900,000 shares of the Company’s common stock to the Company’s employees, non-employee directors, consultants and advisors, plus additional shares that become available due to expiration, forfeiture or cancellation of outstanding awards under the Company’s 2012 Long-Term Incentive Plan. Awards under the 2021 LTIP can be granted in the form of stock options, stock appreciation rights, restricted stock, stock units and other stock-based awards. The 2021 LTIP will be administered by the Leadership Development and Compensation Committee of the Company’s Board of Directors (the “Board”). No new awards will be made under the Company’s 2012 Long-Term Incentive Plan.

The terms of the 2021 LTIP are described in more detail in the Proxy Statement, which description is incorporated herein by reference. The descriptions of the 2021 LTIP contained herein and incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the 2021 LTIP, which is filed as Exhibit 10.1 to the Registration Statement on Form S-8 (Registration No. 333-253828) and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on March 3, 2021. Of the 29,236,023 shares of common stock entitled to vote, 26,408,882 shares were present at the Annual Meeting in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the Board’s nominees for director were elected by the votes set forth in the table below:

Nominees	For	Against	Abstain	Broker Non-Votes
Braden R. Kelly	24,488,409	63,564	13,197	1,843,712
Fabiola R. Arredondo	24,539,719	12,134	13,317	1,843,712
James D. Kirsner	23,861,774	690,268	13,128	1,843,712
William J. Lansing	24,539,010	13,705	12,455	1,843,712
Eva Manolis	24,385,617	166,392	13,161	1,843,712
Marc F. McMorris	24,376,890	174,863	13,417	1,843,712
Joanna Rees	24,309,662	243,515	11,993	1,843,712
David A. Rey	24,524,051	27,720	13,399	1,843,712

Item No. 2: The stockholders approved the Company’s 2021 LTIP by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
20,720,923	3,828,186	16,061	1,843,712

Item No. 3: The stockholders approved, on an advisory (non-binding) basis, the resolution relating to the Company’s named executive officer compensation by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
22,712,001	1,629,206	223,963	1,843,712

Item No. 4: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2021 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
26,178,811	219,162	10,909

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description

10.1	Fair Isaac Corporation 2021 Long-Term Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed on March 3, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION

Date: March 4, 2021	By	/s/ Mark R. Scadina
Mark R. Scadina
Executive Vice President, General Counsel, and Secretary